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                            FORM OF DIRECTOR CONSENT

          I, ________________, do hereby consent to the use of my name in the Registration Statement on Form SB-2 to be filed by Snowdance, Inc. on
September   , 1997 in connection with the issuance of 1,000,000 shares of its
Common Stock.

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